UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2007

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380

(Commission File Number)	(IRS Employer Identification)
625 Madison Avenue
New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2007, Alan P. Hirmes retired from his position as a member of the Board of Trustees of American Mortgage Acceptance Company (“Registrant”).

Attached as Exhibit 99.1 is the press release issued by CharterMac, the parent of the Registrant’s advisor, relating to Mr. Hirmes’ retirement.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
99.1	Press Release, dated March 15, 2007, “CharterMac Announces the Retirement of Alan P. Hirmes”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Mortgage Acceptance Company

Date: March 19, 2007	By:	/s/ Robert L. Levy

Robert L. Levy

Chief Financial Officer

Exhibit Index

99.1	Press Release, dated March 15, 2007, “CharterMac Announces the Retirement of Alan P.
Hirmes”